                                                                Exhibit 24.01

                       REGISTRATION STATEMENT ON FORM S-4
                               POWER OF ATTORNEY

        Each of the undersigned officers and directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 or other appropriate form under the Securities Act of 1933, as amended, with respect to the merger of Hub Merger Corp. with and into MediQual Systems, Inc. and the Common Shares of the Company issuable in connection therewith, hereby constitutes and appoints Robert D. Walter, George H. Bennett, Jr., and Brendan
A. Ford and each of them, severally, as his/her attorney-in-fact and agent, with full power of substitution and resubstitution, in his/her name and on his/her behalf, to sign in any and all capacities such Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

        This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.


/s/ Robert D. Walter                         /s/ John C. Kane
---------------------------------------      -----------------------------------
Robert D. Walter                             John C. Kane
Chairman and Chief Executive Officer         Director            October 1, 1997
(principal executive officer)
                         October 1, 1997


/s/ David Bearman                            /s/ J. Michael Losh
---------------------------------------      -----------------------------------
David Bearman                                J. Michael Losh
Executive Vice President and Chief           Director            October 1, 1997
Financial Officer (principal financial
officer)                 October 1, 1997

/s/ Richard J. Miller                        /s/ George R. Manser
---------------------------------------      -----------------------------------
Richard J. Miller                            George R. Manser
Vice President, Controller and Principal     Director            October 1, 1997
Accounting Officer       October 1, 1997

/s/ John F. Finn                             /s/ John B. McCoy
---------------------------------------      -----------------------------------
John F. Finn                                 John B. McCoy
Director                October 1, 1997      Director            October 1, 1997

/s/ Robert L. Gerbig                         /s/ Jerry E. Robertson
---------------------------------------      -----------------------------------
Robert L. Gerbig                             Jerry E. Robertson
Director                October 1, 1997      Director            October 1, 1997

/s/ John F. Havens                           /s/ L. Jack Van Fossen
---------------------------------------      -----------------------------------
John F. Havens                               L. Jack Van Fossen
Director                October 1, 1997      Director            October 1, 1997

/s/ Regina E. Herzlinger                     /s/ Melburn G. Whitmire
---------------------------------------      -----------------------------------
Regina E. Herzlinger                         Melburn G. Whitmire
Director                October 1, 1997      Director            October 1, 1997